Exhibit 4.3

                            CHINA GRANITE CORPORATION

                   RESTRICTED COMMON STOCK AT $3.00 PER SHARE

                             SUBSCRIPTION AGREEMENT

1.   SUBSCRIPTION:

     (a) The undersigned (individually and/or collectively, the "PARTICIPANT") hereby applies to purchase shares of restricted common stock (the "SHARES" or the "COMMON STOCK") of China Granite Corporation, a Nevada corporation (the "COMPANY"), in accordance with the terms and conditions of this Subscription Agreement (the "SUBSCRIPTION").

     (b) Before this subscription for the Shares is considered, the Participant must complete, execute and deliver to the Company this Subscription.

     (c)  This  Subscription  is  irrevocable  by  the  Participant.

     (d) This Subscription is not transferable or assignable by the Participant.

     (e) This Subscription may be rejected in whole or in part by the Company in its sole discretion. In the event the Company rejects this Subscription, all funds and documents tendered by the Participant shall be returned.

2. CLOSING. The date and time of the issuance and sale of the Shares (the "CLOSING DATE") shall be at 10:00 a.m., on ____________, 2004 or at such other date as the Company and the Participants may agree.

3. REPRESENTATIONS BY PARTICIPANT. In consideration of the Company's acceptance of the Subscription, I make the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of my subscription of the Shares:

     (a) Prior to the time of purchase of any Shares, I received a copy of the Private Placement Memorandum, dated _____________, 2004 (the "Memorandum"), relating to the offering of the Shares, and I have had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify my understanding of the terms thereof and of the Company's business and status thereof, and that no oral information furnished to the undersigned or my advisors in connection with my subscription of the Shares has been in any way inconsistent with other documentary information provided.

     (b) I acknowledge that I have not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of general advertising or general solicitation (as those terms are defined in Regulation D of the United States Securities Act of 1933, as amended (the "SECURITIES ACT")) with respect to the Shares.


                                                       CHINA GRANITE CORPORATION
                                        1                 Subscription Agreement

     (c) The Shares are being purchased for my own account, and not on behalf of any other person or for the account of another "accredited investor" (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities
Act) ("ACCREDITED INVESTOR") with respect to which I exercise sole investment discretion, for long-term investment and not with a view to immediately re-sell the Shares. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares.

     (d) I, or my agents or investment advisors, (i) have such knowledge and experience in financial and business matters that will enable me to utilize the information made available to me in connection with the purchase of the Shares to evaluate the merits and risks thereof and to make an informed investment decision and (ii) am able, without impairing my financial condition, to hold such Shares for an indefinite period of time and to bear the economic risks of, and withstand a complete loss of, such investment.

     (e) I acknowledge that the Shares have not been registered under the Securities Act, or qualified under any applicable state securities laws, in reliance, in part, on my representations, warranties and agreements made herein.

     (f) Other than the rights specifically set forth in this Subscription, I represent, warrant and agree that the Company and the officers of the Company (the "COMPANY'S OFFICERS") are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

     (g) I represent that I meet the criteria for participation because (i) I have a preexisting personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons or (ii) by reason of my business or financial experience, or by reason of the business or financial experience of my financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, I am capable of evaluating the risk and merits of an investment in the Shares and of protecting my own interests, AND I am an Accredited Investor.

     (h) I understand that the Shares are illiquid, and until registered with the Securities Exchange Commission or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them and that I may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. I must not purchase the Shares unless I have liquid assets sufficient to assure myself that such purchase will cause me no undue financial difficulties and that I can still provide for my current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of mine, is reasonable in relation to my net worth.

     (i) I agree that if I decide to offer, sell or otherwise transfer any of the Shares, I will not offer, sell or otherwise transfer any such securities, directly or indirectly, unless: (i) the transfer is to the Company, (ii) the transfer is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the Securities Act and in compliance with


                                                       CHINA GRANITE CORPORATION
                                        2                 Subscription Agreement
applicable local laws and regulations, (iii) the transfer is made in compliance with an exemption from registration under the Securities Act provided by Rule 144 thereunder, or (iv) the securities are transferred in a transaction that does not require registration under the Securities Act or any applicable state securities laws and it has furnished to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to such effect;

     (j) I understand and acknowledge that upon the original issuance of the Shares, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing the Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY," MAY BE OBTAINED FROM THE CORPORATION'S REGISTRAR AND TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION'S REGISTRAR AND TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT";

     provided, that if the Shares are being sold in compliance with the requirements of Rule 904 of Regulation S under the Securities Act, as referred to above, the legend may be removed by providing a declaration to the Company's registrar and transfer agent for the Shares in the form attached hereto as Annex A (or as the Company may prescribe from time to time);

     provided further, that, if any of the Shares are being sold pursuant to Rule 144 of the Securities Act, the legend may be removed by delivery to the Company's registrar and transfer agent of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company, to the effect that the legend is no longer required under applicable requirements of the Securities Act or state securities laws;


                                                       CHINA GRANITE CORPORATION
                                        3                 Subscription Agreement

     (k) I consent to the Company making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth and described herein;

     (l) I have been advised to consult with my own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and have done so, to the extent I consider necessary.

     (m) I acknowledge that the tax consequences to me of investing in the Company will depend on my particular circumstances, and neither the Company, the Company's Officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to me of an investment in the Company. I will look solely to and rely upon my own advisers with respect to the tax consequences of this investment.

     (n) All information which I have provided to the Company concerning myself, my financial position and my knowledge of financial and business matters is truthful, accurate, correct and complete as of the date set forth herein.

4.   COMPANY  REGISTRATION.

     (a) Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to a SEC Rule 145 transaction, the Company will:

          (i) promptly give to each Participant written notice thereof at least 30 days prior to the initial filing of the registration statement relating to such offering; and

          (ii) include in such registration (and compliance) all the Restricted Securities sold pursuant to the Memorandum.

     (b)  Underwriting.

          (i) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4(a)(i). In such event the right of any Holder to registration pursuant to
Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Restricted Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.


                                                       CHINA GRANITE CORPORATION
                                        4                 Subscription Agreement

          (ii) Notwithstanding any other provision of this Section 4, if the underwriter managing such public offering determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Restricted Securities to be included in the registration and underwriting, or may exclude Restricted Securities entirely from such registration and underwriting. The Company shall so advise all Holders of Restricted Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Restricted Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Restricted Securities held by each of such Holders as of the date of the notice pursuant to Section 4(a)(i) above; provided that the number of shares of Restricted Securities requested to be included in such underwriting shall not be reduced unless all other securities being sold by shareholders other than the Holders are first entirely excluded from the Underwriting. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Restricted Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

5. AGREEMENT TO INDEMNIFY COMPANY. I hereby agree to indemnify and hold harmless the Company, its principals, the Company's officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys' fees) which they may incur (i) by reason of my failure to fulfill any of the terms and conditions of this Subscription, (ii) by reason of my breach of any of my representations, warranties or agreements contained herein, and (iii) with respect to any and all claims made by or involving any person, other than me personally, claiming any interest, right, title, power or authority in respect to the Shares. I further agree and acknowledge that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

6. SUBSCRIPTION BINDING ON HEIRS, ETC. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

7. EXECUTION AUTHORIZED. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

8. ADOPTION OF TERMS AND PROVISIONS. The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

9. GOVERNING LAW. This Subscription shall be construed in accordance with the laws of the State of Nevada.


                                                       CHINA GRANITE CORPORATION
                                        5                 Subscription Agreement

10.  INVESTOR  INFORMATION:

--------------------------------------------------------------------------------
                        PARTICULARS OF PURCHASE OF SHARES
                        ---------------------------------

Number of Shares Subscribed For:
                                                      --------------------
Total subscription price payable: ($3.00 x
number of Shares):
                                                      --------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PURCHASER INFORMATION
                              ---------------------

Name of Purchaser:
                          ------------------------------------------------------

Street Address:
                          ------------------------------------------------------

Street Address (2):
                          ------------------------------------------------------

City and State:
                          ------------------------------------------------------

Zip Code:
                          ------------------------------------------------------

Contact Name:
                          ------------------------------------------------------

Alternate Contact:
                          ------------------------------------------------------

Phone No.:
                          ------------------------------------------------------

Fax No:
                          ------------------------------------------------------

--------------------------------------------------------------------------------


                                                       CHINA GRANITE CORPORATION
                                        6                 Subscription Agreement

--------------------------------------------------------------------------------
                            REGISTRATION INFORMATION
                            ------------------------
Registration of the certificates representing the Shares should be made exactly as follows (if space is insufficient, attach a list):

Name of Purchaser:
                          ------------------------------------------------------

Street Address:
                          ------------------------------------------------------

Street Address (2):
                          ------------------------------------------------------

City and State:
                          ------------------------------------------------------

Zip Code:
                          ------------------------------------------------------

Contact Name:
                          ------------------------------------------------------

Alternate Contact:
                          ------------------------------------------------------

Phone No.:
                          ------------------------------------------------------

Fax No:
                          ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DELIVERY OF CERTIFICATES
                            ------------------------
  The certificates representing the Shares are to be delivered as follows (if different from the address(es) set forth "Registration Information" above):

Name of Purchaser:
                          ------------------------------------------------------

Street Address:
                          ------------------------------------------------------

Street Address (2):
                          ------------------------------------------------------

City and State:
                          ------------------------------------------------------

Zip Code:
                          ------------------------------------------------------

Contact Name:
                          ------------------------------------------------------

Alternate Contact:
                          ------------------------------------------------------

Phone No.:
                          ------------------------------------------------------

Fax No:
                          ------------------------------------------------------

--------------------------------------------------------------------------------


                                                       CHINA GRANITE CORPORATION
                                        7                 Subscription Agreement

--------------------------------------------------------------------------------
                        BENEFICIAL PURCHASER INFORMATION
                        --------------------------------
 If the Purchaser is acting for a beneficial purchaser, the name and address of such beneficial purchaser is as follows:

Name of Purchaser:
                          ------------------------------------------------------

Street Address:
                          ------------------------------------------------------

Street Address (2):
                          ------------------------------------------------------

City and State:
                          ------------------------------------------------------

Zip Code:
                          ------------------------------------------------------

Contact Name:
                          ------------------------------------------------------

Alternate Contact:
                          ------------------------------------------------------

Phone No.:
                          ------------------------------------------------------

Fax No:
                          ------------------------------------------------------

--------------------------------------------------------------------------------

11. EXECUTION BY FACSIMILE, COUNTERPARTS. The Company shall be entitled to rely on delivery by facsimile of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall create a legal, valid and binding agreement among the undersigned and the Company in accordance with the terms hereof. This Subscription may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.




                         [remainder of page left blank]


                                                       CHINA GRANITE CORPORATION
                                        8                 Subscription Agreement

     Subject to acceptance by the Company, the undersigned (on its own behalf and, if applicable, on behalf of each principal for whom it is contracting hereunder) has completed this Subscription to evidence his/her subscription for participation in the Shares of the Company, this ____ day of______________, 2004, at,.


                               --------------------------------------------
                               (Full Name of Subscriber - please print)


                               --------------------------------------------
                               (Authorized Signature)


                               --------------------------------------------
                               (Name and Official Capacity - please print)



The Company has accepted this Subscription as of this day of, 2004.


                              CHINA  GRANITE  CORPORATION
                              a  Nevada  corporation


                              By:
                                  ------------------------------------------
                                      Dong  Chen,  CEO

                              Address  for  notice:

                              China  Granite  Corporation
                              2642  Collins  Avenue,  Suite  305
                              Miami,  FL  33140
                              Attn:  Juan  Chen,  CFO


                                                       CHINA GRANITE CORPORATION
                                        9                 Subscription Agreement

                                     ANNEX A

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:  First American Stock Transfer
     as registrar and transfer agent
     for Shares of
     China Granite Corporation
     [address of First American Stock Transfer]


The undersigned (a) acknowledges that the sale of the securities of China Granite Corporation (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and (b) certifies that (1) the undersigned is not an affiliate of the Company (as that term is defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the Securities Act), and (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the Securities Act, is part of a plan or scheme to evade the registration provisions of the Securities Act. Terms used herein have the meanings given to them by Regulation S under the Securities Act.

Dated:
        ----------------------------       ----------------------------
                                           Name of Seller

                                        By:
                                           ----------------------------
                                        Name:
                                              -------------------------
                                        Title:
                                              -------------------------


                                                       CHINA GRANITE CORPORATION
                                                          Subscription Agreement